UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]      Preliminary proxy statement
[_]      Confidential, for use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive proxy statement
[_]      Definitive additional materials
[_]      Soliciting material pursuant to Rule 14a-12

                             Sobieski Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
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     to Exchange Act Rule 0-11:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number,
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




                       [LETTERHEAD SOBIESKI BANCORP, INC.]

                                                              September 25, 2003

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Sobieski Bancorp, Inc., I cordially invite you to attend the Company's Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., Eastern Standard Time, on October 20, 2003 at the Blue Heron at Blackthorn Conference Center, located at 5440 Nimtz Parkway, South Bend, Indiana 46628.

      An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to elect two directors and ratify the appointment of Crowe, Chizek and Company LLC as the Company's independent auditors. The Board of Directors recommends that you vote FOR the Board's nominees for election as directors and FOR the ratification of the appointment of Crowe, Chizek and Company LLC as the Company's independent auditors.

      In addition to the stockholder vote on corporate business items, the meeting will include management's report to you on Sobieski Bancorp, Inc.'s fiscal 2003 financial and operating performance.

      I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope as promptly as possible. If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or via the internet. Voting as early as possible will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

      Thank you for your attention to this important matter.

                                        Sincerely,


                                        Steven C. Watts
                                        President and Chief Executive Officer

                             SOBIESKI BANCORP, INC.
                             2930 W. Cleveland Road
                            South Bend, Indiana 46628
                                 (574) 271-8300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 20, 2003

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Sobieski Bancorp, Inc. (the "Company") will be held at the Blue Heron at Blackthorn Conference Center, located at 5440 Nimtz Parkway, South Bend, Indiana 46628 at 2:00 p.m., Eastern Standard Time, on October 20, 2003.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.    the election of two directors of the Company;

      2. the ratification of the appointment of Crowe, Chizek and Company LLC as the independent auditors of the Company for the fiscal year ending June 30, 2004;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 19, 2003 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

      You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you hold your shares through a bank or broker, check your proxy card to see whether you can also vote by telephone or via the internet. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Steven C. Watts
                                        President and Chief Executive Officer

South Bend, Indiana
September 25, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             Sobieski Bancorp, Inc.
                             2930 W. Cleveland Road
                            South Bend, Indiana 46628
                                 (574) 271-8300

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 2003

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Sobieski Bancorp, Inc. (the "Company"), the parent company of Sobieski Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Blue Heron at Blackthorn Conference Center, located at 5440 Nimtz Parkway, South Bend, Indiana 46628, on October 20, 2003, at 2:00 p.m., Eastern Standard Time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about September 25, 2003.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors and (ii) the ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors for the Company for the fiscal year ending June 30, 2004.

Vote Required and Proxy Information

      All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees named in this Proxy Statement and for the ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors for the Company. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with their best judgment.

      Directors will be elected by a plurality of the votes cast. The ratification of the appointment of Crowe, Chizek and Company LLC as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

      A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Sobieski Bancorp, Inc., 2930 W. Cleveland Road, South Bend, Indiana 46628. A person holding shares through a bank, broker or other nominee must follow the instructions of the bank, broker or other nominee in order to revoke a proxy.

Voting Securities and Certain Holders Thereof

      Stockholders of record as of the close of business on September 19, 2003 will be entitled to one vote for each share of common stock then held. As of that date, there were 677,032 shares of common stock issued and outstanding. The following table sets forth, as of September 19, 2003, information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the common stock and (ii) all directors and executive officers of the Company and the Bank as a group. The address for each of the Employee Stock Ownership Plan, Mr. Urbanski, Mr. Watts, Mr. Gruber and Mr. Matthews is: c/o Sobieski Bancorp, Inc., 2930 W. Cleveland Road, South Bend, Indiana 46628.

                                                              Shares
                                                           Beneficially        Percent
                   Beneficial Owner                           Owned            of Class
-------------------------------------------------------    ------------        --------
Sobieski Bancorp, Inc. Employee Stock Ownership Plan         70,984(1)          10.48%

Robert J. Urbanski
Chairman of the Board                                        53,163(2)           7.80

Steven C. Watts
President and Chief Executive Officer                             0(2)           0.00

Thomas F. Gruber
Former President and Chief Executive Officer                 40,215(2)           5.74

Gregory J. Matthews
Vice President, Chief Operating Officer and
 Acting Chief Financial Officer                              13,615(2)           1.98

Directors and executive officers of the Company
 and the Bank, as a group (8 persons)                       164,816(3)          22.83

----------
(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 53,226 of which have been allocated to the accounts of participants. 1st Source Bank, South Bend, Indiana, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held by the ESOP are voted by the trustee in the same manner that the trustee is instructed to vote by a majority of the plan participants who instruct the trustee as to the manner of voting the shares allocated to their plan accounts.

(2) Includes 4,830, 0, 24,150 and 9,800 shares which Messrs. Urbanski, Watts, Gruber and Matthews, respectively, have the right to acquire pursuant to stock options granted under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") which are currently exercisable or which will become exercisable within 60 days after September 19, 2003. The share ownership information for Messrs. Watts and Matthews does not reflect 5,000 shares and 1,250 shares of restricted stock awarded to them, respectively, under the Company's Recognition and Retention Plan (the "RRP") which have not yet vested and which are not scheduled to vest within 60 days after September 19, 2003.

(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which the group members may be deemed to have sole or shared voting and/or investment powers. Amount also includes 57,134 shares subject to currently exercisable options granted under the Stock Option Plan. Amount excludes 6,636 shares of restricted stock awarded under the RRP which have not yet vested and which are not scheduled to vest within 60 days after September 19, 2003.

                       PROPOSAL I - ELECTION OF DIRECTORS

      The Company's Board of Directors is presently comprised of six members, each of whom, except for Thomas F. Gruber, also is a director of the Bank. The directors are divided into three classes and are elected to serve for three-year terms, with the objective being that approximately one-third of the directors are elected at each annual meeting of stockholders. As a result of the death of Director George Aranowski in August 2001 and the subsequent reduction by the Board of Directors of the size of the Board from seven members to six, an imbalance in the number of directors in each class was created. In order to restore the balance to the Board's classes so that an equal number of directors serve in each class, Richard J. Cullar, whose current term as a director is to expire in 2004, has agreed to stand for re-election at the Meeting one year earlier than required. By doing so, Mr. Cullar will, if elected, leave the class of directors whose terms expire in 2004 and join the class of directors whose terms expire in 2006.

      The following table sets forth certain information regarding the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between any director or nominee and any other person pursuant to which the director or nominee was selected.

                                                                                                     Shares of Common
                            Age at                                                       Term        Stock Beneficially     Percent
                           June 30,                                        Director       to             Owned at             of
       Name                  2003                Position(s) Held          Since(1)     Expire      September 19, 2003(2)    Class
-----------------------    --------          ----------------------------  --------     ------      ---------------------   -------
                                                                 NOMINEES
Robert J. Urbanski            51             Chairman of the Board           1991        2006              53,163             7.80%
Richard J. Cullar             48             Director                        1999        2006               5,910             0.87%

                                                       DIRECTORS CONTINUING IN OFFICE

Leonard J. Dobosiewicz        62             Director                        1977        2004              11,762             1.72%
Joseph A. Gorny               61             Director                        1993        2004              26,262             3.85%
Thomas F. Gruber              60             Director and Former President
                                             and Chief Executive Officer     1981        2005              40,215             5.74%
Joseph F. Nagy                55             Vice Chairman and Director      1985        2005              13,889             2.04%

----------
(1)   Includes service as a director of the Bank.

(2) Includes shares held directly, as well as shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment powers. Also includes 4,830, 3,864, 4,830, 4,830, 24,150 and 4,830 shares which Messrs.
      Urbanski, Cullar, Dobosiewicz, Gorny, Gruber and Nagy, respectively, currently have the right to acquire pursuant to stock options granted under the Stock Option Plan. For Mr. Cullar, excludes 386 shares awarded to him under the RRP which have not yet vested and which are not scheduled to vest within 60 days after September 19, 2003.

      The business experience of each director and director nominee is set forth below. All directors and director nominees have held their present positions for at least the past five years, except as otherwise indicated.

      Robert J. Urbanski. Mr. Urbanski retired in May 2003 as President of Trans Tech Electric Co., an electrical contractor in South Bend.

      Richard J. Cullar. Mr. Cullar is President of Cullar & Associates, a public accounting firm.

      Leonard J. Dobosiewicz. Mr. Dobosiewicz has been in the maintenance profession at local schools.

      Joseph A. Gorny. Mr. Gorny is in the real estate business and is also the owner of a liquor store.

      Thomas F. Gruber. Mr. Gruber served as the President and Chief Executive Officer of the Company and the Bank from September 1996 through November 26, 2002. Prior to becoming President and Chief Executive Officer, Mr. Gruber was the State Editor of the South Bend Tribune.

      Joseph F. Nagy. Mr. Nagy is the Auditor of St. Joseph County, Indiana.

Board of Directors' Meetings and Committees

      Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are held on at least a quarterly basis. The Board of Directors met 12 times during the fiscal year ended June 30, 2003. During fiscal 2003, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held while he was a director and the total number of meetings held by the committees of the Board of Directors on which he served during the period that he served.

      The Board of Directors of the Company has standing Audit and Compensation Committees.

      The Audit Committee operates under a written charter adopted by the Company's Board of Directors. The members of the Audit Committee are appointed by the Company's Board of Directors to assist the Board in: (i) its oversight of the Company's accounting and financial reporting processes and internal accounting controls and procedures; (ii) its oversight and supervision of the Company's internal audit function; (iii) its oversight of the Company's consolidated financial statements and the independent audit of such financial statements; and (iv) evaluating the independence of the independent auditors. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. The members of the Audit Committee are Directors Cullar, Nagy and Urbanski. During fiscal 2003, this committee met 14 times. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

      The Compensation Committee is currently comprised of Directors Cullar, Nagy and Urbanski. The Compensation Committee is responsible for administering the Stock Option Plan and the RRP, and for determining officer salaries, bonuses and other compensation items. The Compensation Committee also establishes an overall salary and bonus budget for non-officer employees. The Compensation Committee met 12 times during fiscal 2003.

      The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. The Board of Directors met once in fiscal 2003 in its capacity as a nominating committee.

      Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 90 days prior to the meeting date. If, however, less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the later of the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

      Board and Committee Meetings of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors of the Bank held 34 meetings during the year ended June 30, 2003. During fiscal 2003, no incumbent director attended fewer than 75% of the aggregate of the total number of Board meetings held while he was a director and the total number of meetings held by committees of the Board of Directors on which he served during the period that he served.

Audit Committee Matters

      Audit Committee Report. The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2003:

      o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2003 audited financial statements;

      o The Audit Committee has discussed with the Company's independent auditors (Crowe, Chizek and Company LLC) the matters required to be discussed by Statement on Auditing Standards No. 61;

      o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

      o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2003 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.

      Submitted by the Audit Committee of the Company's Board of Directors:

                                Richard J. Cullar
                                 Joseph F. Nagy
                               Robert J. Urbanski

      Independence of Members and Audit Committee Charter. Each of Messrs. Cullar, Nagy and Urbanski is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. A copy of the Audit Committee's Charter as currently in effect is attached to this Proxy Statement as Appendix A.

Director Compensation

      Fees. Directors are paid $500 per month for each meeting of the Company's Board of Directors attended and an additional $500 for each regular meeting, and generally $100 for each special meeting, of the Bank's Board of Directors attended. Directors are generally also paid a fee of $100 for each Board committee meeting attended. In addition, during fiscal 2003, Mr. Urbanski received $400 per month for serving as Chairman of the Board of Directors of the Company and Mr. Nagy received $200 per month for serving as Vice Chairman of the Board of Directors of the Company. As noted above, each director of the Company except Thomas F. Gruber also serves as a director of the Bank.

      Fee Continuation Plans. Effective June 29, 1998, the Company adopted the Sobieski Bancorp, Inc. Fee Continuation Plan for Retired Directors and the Bank adopted the Sobieski Bank Fee Continuation Plan for Retired Directors. The plans operate in the same manner and each plan provides for payment of a specified amount to each eligible director upon the occurrence of the later of (i) the director's attainment of age 70 or (ii) the termination of the director as a member of the Company's Board of Directors (under the Company's plan) or the Bank's Board of Directors (under the Bank's plan) ("Payment Event"). Specifically, upon the occurrence of a Payment Event with respect to an eligible director, the director will be entitled to be paid approximately $333 per month under each plan ($666 under both plans) for ten years, beginning on the first day of the month following the Payment Event. The Company and the Bank maintain life insurance contracts on the directors to provide funding for their retirement obligations under the plans.

      To be eligible to participate in the plans, a person must have been a member of the Company's Board of Directors (for the Company's plan) or the Bank's Board of Directors (for the Bank's plan) as of July 1, 1998, or have become a member of the Company's or the Bank's Board of Directors after July 1, 1998 and serve in that capacity for five full consecutive years. Each plan provides that if an eligible director's death occurs before commencement of the payments described above or while the payments are being made to the director, then the director's spouse will be entitled to receive such benefits as if the director were alive. If the deceased eligible director had no spouse, all benefits will terminate upon the director's death. As noted above, each director of the Company except for Mr. Gruber is also a director of the Bank.

Executive Compensation

      The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Bank for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

      The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by Steven C. Watts, who became the Company's and the Bank's President and Chief Executive Officer effective January 1, 2003, Thomas F. Gruber, who served as the Company's and the Bank's President and Chief Executive Officer until November 26, 2002, and Gregory J. Matthews, the Company's and the Bank's Vice President, Chief Operating Officer and Acting Chief Financial Officer, who served as Acting Chief Executive Officer of the Company and the Bank from November 26, 2002 through December 31, 2002 (collectively, the "Named Officers"). No executive officer of the Company or the Bank earned a salary and bonus for fiscal 2003 in excess of $100,000.

===============================================================================================================================
                                                     Summary Compensation Table
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Long-Term Compensation
                            Annual Compensation                                               Awards
-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Restricted
                                 Fiscal    Salary                    Other Annual      Stock       Options/       All Other
Name and Principal Position       Year      ($)          Bonus ($)  Compensation($)   Awards ($)   SARs (#)    Compensation ($)
-------------------------------------------------------------------------------------------------------------------------------
Steven C. Watts, President and    2003   $ 72,500 (2)  $12,500 (4)     $15,365 (5)    $67,450 (6)  10,000 (8)     $  4,200 (9)
Chief Executive Officer           2002        ---          ---             ---            ---         ---              ---
                                  2001        ---          ---             ---            ---         ---              ---
-------------------------------------------------------------------------------------------------------------------------------
Thomas F. Gruber, Former          2003   $ 61,400 (3)      ---             ---            ---         ---         $ 59,377 (10)
President and Chief Executive     2002    103,607 (3)      ---             ---            ---         ---           13,768
Officer (1)                       2001     98,899 (3)      ---             ---            ---         ---           13,250
-------------------------------------------------------------------------------------------------------------------------------
Gregory J. Matthews, Vice         2003   $ 85,000      $ 8,500             ---        $13,490 (7)     ---         $    913 (11)
President, Chief Operating        2002     66,257          ---             ---            ---         ---            8,362
Officer and Acting Chief          2001     60,199          ---             ---            ---         ---            8,481
Financial Officer
===============================================================================================================================

----------
(1) Mr. Gruber resigned as President and Chief Executive Officer effective November 26, 2002 but remained an employee of the Bank through December 31, 2002.

(2) As noted above, Mr. Watts' service commenced effective as of January 1, 2003.

(3) Amounts include fees of $12,200, $12,600, and $12,500, for Mr. Gruber's service as a director of the Company and the Bank during fiscal 2003, 2002, and 2001, respectively. Mr. Gruber ceased to be a director of the Bank on November 26, 2002, but continues to serve as a director of the Company.

(4) Represents signing bonus paid to Mr. Watts pursuant to his employment agreement. See "Employment Agreement with Steven C. Watts."

(5) Includes an automobile allowance of $6,000 and reimbursement in the amount of $8,500 paid by the Bank to Mr. Watts' former employer for the cost of the equity ownership in a country club of which Mr. Watts is a member (the dues for which are now paid by the Bank).

(6) Pursuant to the RRP, on January 1, 2003, Mr. Watts was awarded 5,000 restricted shares of common stock. The value of this award provided in the table above was determined by multiplying the number of shares awarded by the closing price per share of the common stock on December 31, 2002 of $13.49. The vesting schedule of this award is 20% annually beginning January 1, 2004, subject to earlier vesting in full upon a change in control. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the common stock. Based on the $13.00 closing price per share of the common stock on the Nasdaq Stock Market on June 30, 2003, the value as of that date of the 5,000 unvested shares awarded under the RRP held by Mr. Watts was $65,000.

(7) Pursuant to the RRP, on May 1, 2003, Mr. Matthews was awarded 1,000 restricted shares of common stock. The value of this award provided in the table above was determined by multiplying the number of shares awarded by the closing price per share of the common stock on May 1, 2003 of $13.49. The vesting schedule of this award is 20% annually beginning May 1, 2004, subject to earlier vesting in full upon a change in control. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the common stock. Based on the $13.00 closing price per share of the common stock on the Nasdaq Stock Market on June 30, 2003, the value as of that date of the 1,500 unvested shares awarded under the RRP held by Mr. Matthews was $19,500.

(8) For additional information regarding this award, see the table below captioned "Option Grants in Last Fiscal Year."

(9) Includes term life insurance premiums paid by the Bank for Mr. Watts' benefit of $1,200 and reimbursement in the amount of $3,000 for attorneys' fees incurred by Mr. Watts in the negotiation of his employment agreement with the Bank pursuant to the terms of that agreement. The value of the allocation for fiscal 2003 to Mr. Watts' ESOP account is not included because the amount of such allocation was not yet available from the ESOP trustee prior to the printing of this proxy statement.

(10) Includes employer contributions under the Bank's 401(k) plan of $738 and term life insurance premiums paid for Mr. Gruber's benefit of $639. Also includes a payment of $3,000 for accrued unused vacation and other time_off and a consulting fee of $55,000, each paid pursuant to his Agreement and General Release entered into with the Bank in connection with his resignation as President and Chief Executive Officer. See "Agreement and General Release with Thomas F. Gruber." The value of the allocation for fiscal 2003 to Mr. Gruber's ESOP account is not included because the amount of such allocation was not yet available from the ESOP trustee prior to the printing of this proxy statement.

(11) Represents employer contributions under the Bank's 401(k) plan. The value of the allocation for fiscal 2003 to Mr. Matthews' ESOP account is not included because the amount of such allocation was not yet available from the ESOP trustee prior to the printing of this proxy statement.

      The following table sets forth certain information concerning grants of stock options to the Named Officers during fiscal 2003. No stock appreciation rights were granted in fiscal 2003.

=====================================================================================================================
                                        OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------
                                                              Individual Grants
---------------------------------------------------------------------------------------------------------------------
                                  Number of         % of Total
                                    Shares            Options
                                  Underlying         Granted to                 Per Share
                                   Options          Employees in                 Exercise              Expiration
                                   Granted           Fiscal Year                  Price                   Date
---------------------------------------------------------------------------------------------------------------------
Steven C. Watts                    10,000 (1)            100%                     $13.49                01/01/13
---------------------------------------------------------------------------------------------------------------------
Thomas F. Gruber                      ---                ---                         ---                  ---
---------------------------------------------------------------------------------------------------------------------
Gregory J. Matthews                   ---                ---                         ---                  ---
=====================================================================================================================

----------
(1) Option is scheduled to vest in 20% annual increments beginning January 1, 2004, subject to earlier vesting in full upon a change in control.

      The following table sets forth information regarding stock options exercised by the Named Officers during fiscal 2003 and the number and value of unexercised stock options held by the Named Officers at June 30, 2003.

========================================================================================================================
                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                               OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------------------
                                                       Number of Securities                    Value of Unexercised
                                                       Underlying Unexercised               In-the-Money Options/SARs
                                                       Options/SARs at                           at FY-End ($)(1)
                                                       FY-End (#)
------------------------------------------------------------------------------------------------------------------------
                         Shares
                       Acquired on       Value
      Name             Exercisable    Realized ($)     Exercise (#)    Unexercisable      Exercisable   Unexercisable
------------------------------------------------------------------------------------------------------------------------
Steven C. Watts            ---            ---              ---            10,000              ---            ---
------------------------------------------------------------------------------------------------------------------------
Thomas F. Gruber           ---            ---             24,150            ---              $6,641          ---
------------------------------------------------------------------------------------------------------------------------
Gregory J. Matthews        ---            ---             8,200            3,800             $6,954         $7,006
========================================================================================================================

----------
(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options based on the closing price of the Company's common stock on the Nasdaq Stock Market on June 30, 2003 of $13.00. An option is in-the-money if the exercise price of the option is less than the market value of the common stock.

      Employment Agreement with Steven C. Watts. The Bank has entered into an employment agreement with Mr. Watts. The agreement is for a three-year term, which commenced on January 1, 2003, and provides for an extension of one-year, in addition to the then-remaining term under the agreement, on January 1, 2005 and each January 1st thereafter for the subsequent ten years, if the Bank's Board of Directors acts to extend the agreement unless one of the parties gives written notice of non-extension to the other party at least 60 days prior to the scheduled extension date. The agreement provides for an annual salary of $145,000 for calendar year 2003, $150,000 for calendar year 2004, and $155,000 for calendar year 2005 and for each year thereafter, subject to increases by the Bank. Pursuant to the agreement, Mr. Watts received on January 1, 2003 a signing bonus in the amount of $12,500, an award of 5,000 shares of restricted stock under the Company's Recognition and Retention Plan and an option to purchase 10,000 shares of Company common stock under the Stock Option Plan; the shares of restricted stock and the option are scheduled to vest annually in 20% increments beginning January 1, 2004, subject to earlier vesting in full upon a change in control. See the tables above captioned "Summary Compensation Table" and "Option Grants in Last Fiscal Year."

      The agreement provides that Mr. Watts is entitled to participation in medical, life and disability insurance plans, retirement plans and other employee benefit plans to the same extent as other management employees, as well as participation in a supplemental executive retirement plan to be established for his benefit. See "Supplemental Executive Retirement Plans." The agreement also provides that Mr. Watts is entitled to certain fringe benefits, including an automobile allowance of $6,000 per year and specified reimbursement of club dues.

      The agreement provides that if Mr. Watts' employment is terminated by the Bank without just cause or by Mr. Watts for good reason, Mr. Watts will be entitled to a continuation of his base salary for the longer of two years following the termination and the remainder of the agreement term. The salary payable to Mr. Watts following his termination under these circumstances is subject to reduction by any income earned by him from another employer or from other services performed by him following termination, and Mr. Watts is obligated under the agreement to make efforts to obtain such other employment or service-providing opportunities in order to mitigate the post-termination amounts payable to him by the Bank under the agreement. The agreement further provides that if Mr. Watts' employment is terminated by the Bank or its successor, for any reason other than death, disability or just cause, in contemplation of or within one year following a change in control, or if Mr. Watts terminates his employment for good reason within one year following a change in control, he will be entitled to a continuation of his base salary for two years following the date of termination, without any duty to mitigate these amounts by obtaining other employment and without any offset for income earned by him from another source following termination. The agreement provides that to the extent any payment to Mr. Watts would be non-deductible by the Bank for federal income tax purposes because of Section 280G of the Internal Revenue Code, such payment will reduced to the extent necessary to prevent the payment from being non-deductible under Section 280G.

      The agreement contains a covenant not to compete for a period of one year following termination of Mr. Watts' employment for any reason other than termination by the Bank without just cause or termination by Mr. Watts for good reason.

      Agreement and General Release with Thomas F. Gruber. On November 26, 2002, Mr. Gruber executed an Agreement and General Release (the "Termination Agreement") with the Bank setting forth the terms and conditions of his resignation as President and Chief Executive Officer of the Company and the Bank. As provided in the Termination Agreement, Mr. Gruber's resignation as President and Chief Executive Officer became effective as of November 26, 2002, and his employment agreement with the Bank was terminated effective as of that date. Pursuant to the Termination Agreement, Mr. Gruber remained an employee of the Bank through December 31, 2002 and continued to receive his salary and insurance benefits and remain eligible for participation in the Company's employee benefit plans through that date. Mr. Gruber was also paid for all of his accrued unused vacation and other personal time-off. As a result of the termination of his employment prior to his vesting date for benefits under the supplemental executive retirement plan that was established for him, Mr. Gruber will not receive any benefits under that plan.

      In January 2003, pursuant to the Termination Agreement, Mr. Gruber was paid a consulting fee of $55,000, less applicable taxes and withholdings, in consideration for his being available, when needed, to assist in matters relating to certain fraudulent and unauthorized loans made by a former employee of the Bank. The Termination Agreement provides that Mr. Gruber will receive severance payments of $55,000, less applicable taxes and withholdings, in January 2004, and $40,000, less applicable taxes and withholdings, in January 2005. In the event of Mr. Gruber's death, any remaining unpaid severance payments will be paid to his estate.

      The Termination Agreement provides for the general release of the Company, the Bank and specified related parties by Mr. Gruber of all claims and liabilities relating to his employment and the termination of his employment.

      Supplemental Executive Retirement Plans. Effective July 1, 1998, the Bank adopted a Supplemental Executive Retirement Plan ("SERP") for the benefit of Gregory J. Matthews, the Company's and the Bank's Chief Operating Officer and Acting Chief Financial Officer. Mr. Matthews' SERP provides for payment of a specified amount to him upon the occurrence of the later of (i) Mr. Matthews' attainment of age 65 or (ii) the termination (other than for cause) of Mr. Matthews as Chief Operating Officer of the Bank ("Payment Event"). Specifically, upon the occurrence of a Payment Event, Mr. Matthews will be entitled to begin receiving payment of an amount equal to one and one-third percent of his base annual salary in effect as of the date of termination of his employment as Chief Operating Officer of the Bank, multiplied by the number of full years he was employed as Chief Operating Officer of the Bank, beginning on June 30, 1998 and ending on the effective date of termination (the "Benefit"). The Benefit will be paid to Mr. Matthews for each of the ten years following the Payment Event and will be paid monthly beginning on the first day of the month following the Payment Event. The Bank maintains a life insurance contract on Mr. Matthews to provide funding for the Bank's retirement obligations under Mr. Matthews' SERP.

      Mr. Matthews became fully vested in his benefits under his SERP on June 29, 2003. Mr. Matthews' SERP provides that if he dies before commencement of payment of the Benefit, or while the Benefit is being paid, then his spouse will be entitled to receive such payments as if he were alive.

      As noted above, under the terms of his employment agreement, Mr. Watts is entitled to participate in a SERP to be established for his benefit. See "Employment Agreement with Steven C. Watts."

Certain Transactions

      The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for other purposes. All loans to directors and executive officers are required to be made in the ordinary course of business and on substantially the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. Directors and officers are, however, as are employees of the Bank, generally entitled to a 1% reduction in the interest rate on any loan secured by their primary residence from the then current market interest rate, as long as they continue to serve as a director, officer or employee. All loans to directors and officers were performing in accordance with their terms at June 30, 2003.

Settlement of Claims Filed by Arthur Skale

      On or about July 7, 2003, Arthur Skale, the former Chief Financial Officer for the Company and the Bank, filed charges with the U.S. Equal Employment Opportunity Commission alleging that the Bank discriminated against him because of his age and disability in violation of the Age Discrimination in Employment Act of 1967 and the Americans with Disabilities Act of 1990. On or about July 20, 2003, the Bank received notice that Mr. Skale filed charges with the U.S. Department of Labor claiming the Company and the Bank violated the so-called "whistle blower protection" provisions of the Sarbanes-Oxley Act of 2002. Mr. Skale claimed to have objected to the adoption of certain internal financial statements by the Company's Board of Directors. Mr. Skale further alleged that because of his claimed objection, he was subjected to heightened performance scrutiny and that his employment was ultimately terminated.

      The Bank vigorously contested the charges filed by Mr. Skale and maintains that his claims were without merit. On September 23, 2003, the Bank reached an agreement with Mr. Skale settling his age and disability discrimination claims in consideration for payment to him of an amount the Company does not consider to be material. In addition, Mr. Skale has agreed to withdraw his whistle blower protection claim. As part of the settlement, Mr. Skale has also agreed to sign an acknowledgment to the effect that the financial reports that were publicly filed with the Securities and Exchange Commission while he served as Chief Financial Officer fairly represented the financial condition and results of operations of the Company and that such financial reports did not contain any material misstatements or omit any material information.

        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors of the Company has renewed the Company's arrangement for Crowe, Chizek and Company LLC to be the Company's independent auditors for the fiscal year ending June 30, 2004, subject to ratification of this appointment by the Company's stockholders at the Meeting. Representatives of Crowe, Chizek and Company LLC are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

      For the fiscal year ended June 30, 2003, Crowe, Chizek and Company LLC provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

      (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2003 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal 2003: $99,702.

      (b)   Financial Information Systems Design and Implementation Fees: $0.

      (c)   All other fees: $57,505.

      The Audit Committee of the Company's Board of Directors has considered whether the provision of services covered by item (c) above is compatible with maintaining the independence of Crowe, Chizek and Company LLC.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the administrative office of the Company, located at 2930 W. Cleveland Road, South Bend, Indiana 46628, no later than May 28, 2004 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

      To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company at least 90 days before the date of the meeting. If, however, less than 100 days' notice or prior public disclosure of the date of the next annual meeting is given or made to stockholders, proposals must instead be received by the Company by the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), all Section 16(a) filing requirements applicable to such persons were complied with during fiscal 2003, except for the failure by Gregory J. Matthews, the Company's Vice President, Chief Operating Officer and Acting Chief Financial Officer, to timely report on Form 4 one transaction, the inadvertent failure by Steven C. Watts, the Company's President and Chief Executive Officer, to timely file a Form 3 upon becoming an officer of the Company, and the failure of Mr. Watts to timely report on Form 4 two transactions.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the Meeting, the Board of Directors, as proxy for the stockholder, will act on such matter in accordance with its best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone without additional compensation. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee of $3,500, including expenses.

                                                                      APPENDIX A

                             Sobieski Bancorp, Inc.
                             Audit Committee Charter
                            (Revised August 19, 2003)

                         Purpose of the Audit Committee

The purposes of the Sobieski Bancorp, Inc. (the "Corporation") Audit Committee are to assist the Board of Directors:

  I. In its oversight of the Corporation's accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures;

 II. In its oversight and supervision of the Corporation's internal audit function;

III. In its oversight of the certification of the Corporation's quarterly and annual financial statements and disclosures and assessment of disclosure controls and procedures and internal control over financial reporting by the Corporation's Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO");

 IV. In its oversight of the Corporation's consolidated financial statements and the independent external audit thereof, by, among other things, appointing, compensating, overseeing (including resolving any disagreements between management and the independent external auditor regarding financial reporting), and evaluating and, where deemed appropriate, replacing the registered independent external auditors; and

  V.  In evaluating the independence of the external auditors.

The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal accounting controls, disclosure controls and procedures, and internal control over financing reporting designed to assure compliance with accounting standards and applicable laws and regulations.

The independent external auditors are responsible for planning and carrying out a proper audit of the Corporation's annual consolidated financial statements, reviews of the Corporation's quarterly consolidated financial statements prior to the filing of each quarterly report on Form 10-QSB, and other procedures.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation and do not represent themselves to be, by virtue of their membership on the Audit Committee, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of external auditor independence. It is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on:

      a. The integrity of those persons and organizations within and outside the Corporation from which it receives information,

      b. The accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and

      c. Representations made by management as to any permitted non-audit services provided by the independent external auditors to the Corporation.

The independent external auditors for the Corporation are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select, evaluate, engage, and terminate the independent external auditors. The Audit Committee shall pre-approve all audit and non-audit services proposed to be provided by the Corporation's external auditors in compliance with section 202 of the "Public Company Accounting Reform and Investor Protection Act of 2002" and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder.

                       Composition of the Audit Committee

The Audit Committee shall be comprised of at least three directors appointed by the Board of Directors, each of whom shall be an independent director qualified to serve on the Audit Committee under applicable law, the rules and regulations of the SEC and the rules of the NASDAQ Stock Market, and each of whom shall have no relationship to the Corporation, or to the executive officers of the Corporation or its subsidiaries or affiliates, that may interfere with the exercise of their independence from management and the Corporation.

Each member of the Audit Committee must able to read and understand fundamental financial statements, including the Corporation's consolidated balance sheet, statements of income and cash flows and the related footnotes. Additionally, the Corporation will have at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

While not an absolute requirement, the Corporation will seek to have at least one member of the Audit Committee who is considered to be an "audit committee financial expert," as that term is defined in the regulations of the SEC and as the Board of Directors interprets such qualification in its business judgment.

Members of the Audit Committee shall be appointed annually by majority vote of the Board of Directors and shall serve until the next annual meeting of the Board of Directors or until their successors shall be duly qualified and appointed. A chairperson may be designated by the Board of Directors or, in the absence of Board action, by a majority of the full Audit Committee membership. Members of the Audit Committee shall not simultaneously serve on the audit committees of more than two other public companies.

                         Meetings of the Audit Committee

The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements, quarterly financial results, and the required certifications of the CEO and CFO. The Audit Committee shall meet separately with the internal auditor and the independent external auditor, without any members of management being present, to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed outside the presence of management.

The Audit Committee may request any officer or employee of the Corporation, or the Corporation's independent counsel, or independent external auditors to attend a meeting of the Audit Committee or to meet with any members of or consultants to, the Audit Committee.

Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                     Responsibilities of the Audit Committee

The following shall be the principal duties, responsibilities, and recurring processes of the Audit Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

I.    Overseeing Financial Reporting and Disclosures

      a. Review of Financial Statements and Related Disclosures. The Audit Committee shall read all financial statements and related disclosures included in the Corporation's periodic and annual filings with the SEC, and consider whether the financial statements and related disclosures accurately and appropriately reflect their knowledge of the financial condition of the Corporation and its results of operations. Prior to the release of quarterly and annual earnings press releases and the filing of quarterly and annual reports on Forms 10-QSB and 10-KSB with the SEC, the Audit Committee shall review and discuss with management and the independent external auditors: (i) matters that affect the Corporation's consolidated financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (ii) the results of the independent external auditor's interim reviews, annual audit and report, and any other matters required to be communicated to the Audit Committee by the independent external auditors, as well as discussions regarding qualitative judgments of the independent external auditors about the appropriateness, not just the acceptability, of the Company's accounting principles, and the clarity and quality of the financial statements; (iii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principals that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent external auditor; and (iv) other material written communications between the independent external auditor and management.

      b. Accuracy of Financial Reports. The Audit Committee shall have the authority to require management to make all material correcting adjustments to the Corporation's quarterly and annual consolidated financial statements to be filed with the SEC that are identified by the independent external auditor as being required by accounting principles generally accepted in the United States of America ("GAAP") or the rules of the SEC.

      c. Internal Controls and Reporting Processes. In consultation with management, the independent external auditors and the internal auditors, monitor the integrity and effectiveness of the Company's financial reporting processes and systems of internal controls, including reviewing significant financial risk exposures and the steps management has taken to monitor, control and report such exposures; review significant findings relating to the foregoing prepared by the independent external auditors or the internal auditors, together with management's responses and follow-up to these reports.

      d. Disclosure of Off-Balance-Sheet Transactions. On a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC's disclosure requirements regarding the Corporation's requirement to disclose, in quarterly and annual SEC filings, all material off-balance-sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with unconsolidated entities or other persons, that have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, or significant components of revenues or expenses.

      e. Disclosure of Pro Forma Financial Information. On at least a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC's pro forma information disclosure requirements regarding the Corporation's requirement to only disclose in SEC filings, or in any public disclosures or press or other release, pro forma financial information that does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the pro forma financial information, in light of the circumstances under which it is presented, not misleading; and to reconcile the pro forma financial information with the financial condition and results of operations of the Corporation under GAAP, all in accordance with the rules and regulations of the SEC.

      f. Disclosure of Transactions Involving Management and Principal Stockholders. The Audit Committee shall determine that management has put in place procedures to ensure timely and proper reporting to the SEC of changes in Corporation stockholdings by directors, officers, and more than 10% stockholders of the Corporation, in accordance with the rules and regulations of the SEC. Also, the Audit Committee shall determine that management has put in place procedures to ensure proper reporting to the SEC, within ten business days, for any new directors, officers or 10% stockholders of the Corporation, their stockholdings in the Corporation, in accordance with the rules and regulations of the SEC.

      g. Management Certification of Financial Statements and Disclosures, and Assessment of Internal Controls. The Audit Committee shall ensure that the Corporation has established adequate procedures to ensure that quarterly and annual financial statements and disclosures, required to be reported to the SEC, are accurate and complete. This will include reviewing and approving the process to be followed by management to comply with quarterly and annual CEO and CFO certifications required by the SEC, and reviewing the disclosures made to the Audit Committee by the Corporation's CEO and CFO during such certification process. The Audit Committee shall be responsible for discussing the results of the quarterly and annual CEO and CFO certification process with management to consider whether the Corporation has appropriately fulfilled its quarterly and annual SEC reporting requirements. In reviewing and considering the quarterly and annual certifications of the CEO and CFO (and any separate disclosures of the CEO or the CFO made to the Audit Committee in connection therewith), the Audit Committee shall also obtain, review, and consider any applicable reports issued by the internal auditor or the independent external auditor.

      h. Disclosure of Code of Business Conduct and Ethics. The Audit Committee shall determine that the Corporation has, once effective, complied with applicable requirements of the SEC to disclose, in annual reports on Form 10-KSB, whether or not, and if not, the reason therefore, the Corporation has established a Code of Ethics (as defined in SEC regulations) for the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. Also, the Audit Committee shall inquire of management to determine that changes in or waivers of the Code of Ethics are approved by the Audit Committee, and publicly disclosed in compliance with SEC regulations and the rules of the NASDAQ Stock Market..

      i. Disclosure of "Audit Committee Financial Expert". The Audit Committee shall determine that the Corporation has, once effective, complied with applicable requirements of the SEC to disclose, in annual reports on Form 10-KSB, whether or not, and if not, the reason therefore, the Corporation has at least one member on the Audit Committee who is an "audit committee financial expert" as defined by the SEC.

      j. Disclosure of Audit Committee Approval of Non-Audit Services. The Audit Committee shall determine that the Corporation has, once effective, complied with applicable requirements of the SEC to disclose, in annual reports on Form 10-KSB, the Audit Committee's pre-approval policies and procedures with respect to audit and non-audit services to be performed by the Corporation's independent external auditor.

      k. Real Time Issuer Disclosures. The Audit Committee shall determine that the Corporation has implemented procedures to comply with, when effective, applicable requirements of the SEC to report to the SEC real time (prompt) disclosures of any material changes in the Corporation's financial condition or results of operations.

II.   Review and Approval of Related Party Transactions

The Audit Committee shall review and approve in advance all related party transactions in accordance with applicable laws and the rules of the NASDAQ Stock Market.

III.  Approval of Expenses of Executive Management

All expenses of personnel defined as executive management for purposes of complying with banking regulations, shall be reported to and approved by the Audit Committee on a quarterly basis.

IV.   Independent External Auditor

The Audit Committee shall review the independence and performance of the independent external auditors annually. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent external auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The independent external auditor shall report directly to the Audit Committee. The Audit Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and applicable rules and regulations of the SEC. The Audit Committee shall also ensure that appropriate hiring policies are followed by the Corporation with respect to former employees of the independent external auditor who participated in any capacity in the audit of the Corporation's financial statements.

The Audit Committee shall approve the engagement letters and the fees to be paid to the independent external auditors. The Audit Committee shall pre-approve, in accordance with applicable law and the rules and regulations of the SEC and any separate written policy adopted by the Audit Committee, all audit and non-audit services to be provided by the independent external auditors and consider the possible effect that these services could have on the independence of such auditors. The Audit Committee shall ensure that prohibited non-audit services are not performed. The Audit Committee may delegate to one or more of its members pre-approval authority of non-audit services in accordance with applicable law and rules and regulations of the SEC.

V.    Internal and External Audit Plans

The Audit Committee shall review the annual audit plans of the internal audit division and the independent external auditor, including the degree of coordination of the respective plans.

The Audit Committee should inquire of the internal auditor and independent external auditor as to the extent to which the planned audit scope can be relied upon to detect material misstatements in the consolidated financial statements and other public disclosures, weaknesses in internal accounting and disclosure controls, and fraud. Additionally, the Audit Committee shall inquire regarding the audit plans of the internal auditor and independent external auditor regarding electronic data processing and controls to ensure that such plans address the related impact on financial risk and internal controls.

VI.   Annual Proxy Statement Disclosure; Reassessment of Adequacy of Charter

The Audit Committee should report audit activities to the Board of Directors and issue an annual report to be included in the Corporation's proxy statement for submission to the shareholders. In addition, the Audit Committee shall review and discuss the adequacy of the Audit Committee Charter at least annually and submit the Audit Committee Charter for approval by the Board of Directors annually. The Audit Committee shall ensure that a copy of the Audit Committee Charter is made public at least once every three years, and after any amendments, as required by the rules and regulations of the SEC, and that all required certifications with respect to the Audit Committee Charter are timely and properly submitted to the NASDAQ Stock Market.

VII.  Independent External Auditor Communication With the Audit Committee

It is the independent external auditor's responsibility, as required by auditing standards generally accepted in the United States of America, to make certain communications to the Audit Committee on at least an annual basis. Such matters include matters pertaining to the external auditor's independence. The Audit Committee shall, on an annual basis, review and discuss with the independent external auditors all significant relationships they have with the Company that could impair the auditors' independence and receive the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1. The Audit Committee shall also annually obtain and review a report by the independent external auditor describing its quality control procedures and any material issues raised, or any material issues raised by any peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the past five years respecting one or more independent audits, and any steps taken to deal with such issues.

VIII. Communication of Concerns of the Audit Committee With the Independent External Auditor

The Audit Committee shall be responsible for informing the independent external auditor of any concerns it has (or which have been brought to its attention by others) regarding to the accuracy and integrity of the Corporation's financial reporting, any concerns it has (or which have been brought to its attention by others) regarding the honesty and integrity of the Corporation's management, and any concerns it has (or which have been brought to its attention by others) regarding the adequacy of the Corporation's internal accounting controls, disclosure controls and procedures and internal control over financial reporting. In fulfilling these responsibilities, the Audit Committee is aware that it is illegal for an officer or director of the Corporation to mislead or lie to the independent external auditor.

IX.   Internal Audit Supervision

The Audit Committee should also review the appointment and replacement of the senior internal auditing executive or outsourced internal audit service provider. At least annually, the Audit Committee should evaluate the effectiveness of the internal audit function and consider the need to make changes to ensure that the internal audit objectives are met.

The Audit Committee should review and approve the annual internal audit plans, monitor the completion of these plans, and approve any changes to the annual plans. The Audit Committee should review the periodic reports of internal audit activities, including the opinion of the internal audit director or outsourced service provider regarding the adequacy of the Corporation's internal accounting and disclosure control structure. The Audit Committee should meet with the internal audit director or outsourced service provider to discuss the status of completion of the annual internal audit plans and the periodic internal audit reports and to consider the need for further audit follow-up and investigation.

X.    Fraud Reporting and Handling of Complaints

The Audit Committee shall have the responsibility for establishing procedures for:

      a. The receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

      b. The confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters. The Audit Committee shall also establish procedures to ensure that no retaliation will be allowed to occur against anyone who reports potential fraud or a complaint in good faith.

XI.   New Accounting Pronouncements

Changes in accounting standards that have a material effect on the consolidated financial statements and new or changing regulations which will affect compliance issues or the approach taken towards evaluating the internal control structure, should be explained to the Audit Committee by financial management, the internal auditor, or the independent external auditor.

XII.  Continuing Education for the Audit Committee

The Audit Committee shall establish a program of regular continuing education for all Audit Committee members to ensure that they are properly equipped to fulfill their responsibilities.

XIII. Conferring with Legal Counsel

The Audit Committee should meet with the Corporation's outside legal counsel, when appropriate, to discuss: (i) any legal matter that could have a material impact on the Corporation's consolidated financial statements; (ii) legal compliance matters, including securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty. An assessment of the Corporation's legal liability shall be reviewed with management and the independent external auditor for any pending or threatened litigation, including establishment of any appropriate reserves or financial disclosures until the matter is adjudicated.

XIV.  Areas Requiring Special Attention

The Audit Committee may request detailed reports from management, the independent external auditor, or the internal auditor related to significant matters affecting the financial reporting process, internal controls, or other areas of special interest or concern.

XV.   Other

The Audit Committee shall maintain minutes of its meetings and periodically report to the Board of Directors on its activities. The Audit Committee may perform other activities in addition to those specifically described herein that are consistent with the Audit Committee Charter, the Corporation's Bylaws and applicable laws, rules and regulations as the Audit Committee or the Board of Directors deems necessary or appropriate.

                 Resources and Authority of the Audit Committee

The Audit Committee shall have the authority to engage, without prior permission of the Board of Directors or management and at the expense of the Corporation, independent legal counsel, accounting, or other advisors for special audits, reviews and other procedures as it determines necessary to carry out its duties. The Audit Committee is empowered to investigate any matter, with full access to all necessary books, facilities, and personnel of the Corporation.

                                     Funding

The Corporation shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of : -

      A) Compensation to the independent external auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

      B)    Compensation to any advisors employed by the Audit Committee; and

      C) Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                REVOCABLE PROXY
                             SOBIESKI BANCORP, INC.

[ ]PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 2003

The undersigned hereby appoints the Board of Directors of Sobieski Bancorp, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 20, 2003 at the Blue Heron at Blackthorn Conference Center, located at 5440 Nimtz Parkway, South Bend, Indiana, at 2:00 p.m., Eastern Standard Time, and at any and all adjournments and postponements thereof, as follows:

                             With-               For All
         For                 hold                Except
         [ ]                  [ ]                 [ ]

1. The election of the following directors for three year terms (except as marked to the contrary):

     ROBERT J. URBANSKI
     RICHARD J. CULLAR

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

         For                 Against             Abstain
         [ ]                   [ ]                 [ ]

2. The ratification of the appointment of Crowe, Chizek and Company LLC as independent auditors for the Company for the fiscal year ending June 30, 2004

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote "FOR" the nominees named herein and "FOR" the ratification of the appointment of Crowe, Chizek and Company LLC.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLC. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2003.

     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

          PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEAS CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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